New Borrower: Emeritus Corporation
Loan No. 01-422824

             LOAN ASSUMPTION AGREEMENT

     This Loan Assumption Agreement (the
"Agreement") is made as of February 26, 1997 by and between REDLANDS FEDERAL BANK, a federal savings bank, formerly known as Redlands Federal
Savings and Loan Association ("Lender"), and
Emeritus Corporation, a Washington corporation
("New Borrower"), with reference to the following facts:

     A. Lender made a loan to Northwest
Retirement, an Oregon partnership (the
"Existing Borrower") in the amount of Three
Million Three Hundred Sixty Thousand Dollars
($3,360,000.00) (the "Loan"). The monthly payments under the Loan were modified pursuant to a Memo
Modification Agreement. The Loan was made, pursuant to the following loan documents, copies of which are attached hereto as Exhibits "A" through "C" and incorporated herein by this reference (collectively the "Loan Documents"):

Exhibit          Document Title            Date

   A      Adjustable Loan Installment      January
               Note Multi Family          20, 1988
   B             Deed of Trust             January
                                          20, 1988
   C      Memo Modification Agreement     February
                                          26, 1998

     B.  New Borrower has entered into an
agreement with the Existing Borrowers to acquire title to the Property.

     C. The New Borrower desires to assume all of Existing Borrower's obligations to Lender under and in connection with the Loan (the
"Assumption").

     D. Lender has agreed to the Assumption on terms and conditions including the execution by New Borrower of this Agreement.

     NOW, THEREFORE, in consideration of the
premises and of the parties' mutual covenants herein, the parties agree as follows:

     1. ASSUMPTION; CONDITIONS.
     (a) New Borrower hereby assumes and agrees to perform and pay all obligations of Existing
Borrower to Lender in connection with the Loan as specified in the Loan Documents, all as if New
Borrower had executed each of the Loan Documents.
     (b) The Assumption shall take effect only upon New Borrower's satisfaction, at its expense, of all of the conditions set forth in the Agreement for Modification of Loan Documents, attached as Exhibit "D" of even date herewith.

     2.  ACKNOWLEDGMENTS. New Borrower
acknowledges to Lender and agrees:
     (a) New Borrower has reviewed and approved, is familiar with all of the terms of, and has received any desired advice of counsel concerning, each of the Loan Documents.
     (b) The Loan Documents are in full force and effect in accordance with their express terms, without defense, offset or counterclaim, and are unmodified in any respect except

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as set forth in the Agreement for Modification of
Loan Documents executed by Lender and New
Borrower.
     (c) No waiver, if any, by Lender of any
provision of the Loan Documents with respect to Existing Borrower shall apply to New Borrower unless any such waiver is set out in a writing signed by Lender and addressed to New Borrower.
     (d) This Agreement, the Loan Documents and the Agreement for Modification of Loan Documents together with the exhibits thereto set out the entire agreement between Lender and New Borrower concerning the Loan, and Lender has made no representations, promises or agreements other than as set forth herein or therein.
     (e) Lender's consent to the Transfer and to the Assumption is not a consent to any further or other assumption or to any further or other transfer of the property securing the Loan, and Lender has no obligation to consent to any such assumption or transfer. Neither the consent to sale and assumption in the Deed of Trust securing the Loan, if any, nor any other consent to assumption has any further application.

     3. CONSENT. Subject to prior satisfaction of any conditions thereto as provided in Section 1(b) above, Lender hereby consents to the Assumption, and accepts New Borrower as a borrower under the Loan Documents. The Existing Borrowers are released from liability upon the consummation of this Assumption and upon the satisfaction of all the conditions set forth in this Assumption and the Agreement for the Modification of Loan
Documents.

LENDER:        REDLANDS FEDERAL BANK ,
               a federal savings bank .

               By: /s/ Lydia Orrantia
                      ----------------------------
          -----
               Name:  Lydia Orrantia
               Title:     Vice President

               Date:  3-13-97
                                           -------
-----------------------

NEW BORROWER:  EMERITUS CORPORATION ,
               a Washington corporation

               By:  /s/ Raymond R. Brandstrom
                                                 -
-------------------------------------

               Name:  Raymond R. Brandstrom
               Its:  President

               Date: 3/25/97
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